UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

M&T BANK CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☑	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

YOUR VOTE IS IMPORTANT

All votes must be received before the closing of voting at the meeting. However, votes for the Retirement Savings Plan and Unvested Restricted Common Stock must be received by 11:00 a.m. Eastern Time, on April 11, 2025.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
Important Notice Regarding the Availability of Proxy Materials for the M&T Bank Corporation Annual Meeting of Shareholders to Be Held on April 15, 2025

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement, Message to Shareholders and Form 10-K are available at envisionreports.com/MTB.

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Annual Meeting are available on the Internet. The items to be voted on and location of the meeting are on the reverse side.

If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request by using one of the methods listed on the reverse side 10 days prior to the meeting to facilitate timely delivery.

To access the virtual meeting, you must have the login details in the white circle located above.	ATTEND the meeting on April 15, 2025 at 11:00 a.m. Eastern Time.

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MEETING DETAILS

The 2025 Annual Meeting of Shareholders of M&T Bank Corporation will be held on April 15, 2025 at 11:00 a.m. Eastern Time virtually at meetnow.global/M42CZQ7.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE NOMINEES LISTED:

1.	TO ELECT 14 DIRECTORS FOR ONE-YEAR TERMS AND UNTIL THEIR SUCCESSORS HAVE BEEN ELECTED AND QUALIFIED:

01 - John P. Barnes	02 - Carlton J. Charles	03 - Jane Chwick	04 - William F. Cruger, Jr.
05 - Gary N. Geisel	06 - Leslie V. Godridge	07 - René F. Jones	08 - Richard H. Ledgett, Jr.
09 - Melinda R. Rich	10 - Robert E. Sadler, Jr.	11 - Denis J. Salamone	12 - Rudina Seseri
13 - Kirk W. Walters	14 - Herbert L. Washington

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 2 AND 3:

2.	TO APPROVE THE 2024 COMPENSATION OF M&T BANK CORPORATION’S NAMED EXECUTIVE OFFICERS.

3.	TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF M&T BANK CORPORATION FOR THE YEAR ENDING DECEMBER 31, 2025.

PLEASE NOTE: YOU CANNOT VOTE BY RETURNING THIS NOTICE

To vote shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please refer to the proxy statement for instructions.

ORDER MATERIALS

Please make your materials request by using one of the methods listed below. You will need the number located in the box on the reverse side.

REQUEST VIA:

Internet	Visit envisionreports.com/MTB
Phone	Call 1-866-641-4276
Email	Send an email to investorvote@computershare.com and include:
•	“Proxy Materials M&T Bank Corporation” in the subject line
•	Your full name and address
•	The number located in the box on the reverse side
•	Statement that you want a paper copy of the meeting materials

PLEASE REVIEW THE MEETING MATERIALS The Proxy Statement, Message to Shareholders and Form 10-K are available at envisionreports.com/MTB.